EXHIBIT 32.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350


In connection with the Quarterly Report of W. S. INDUSTRIES, INC. (the "Company") on Form 10-QSB, Amendment No. 1, for the period ending May 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James F. Dempsey, President and Chief Executive Officer, respectively, of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  August 13, 2007
                                             By: /s/ JAMES F. DEMPSEY
                                                ________________________
                                                James F. Dempsey
                                                Chief Financial  Officer